SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 20, 2004

OMTOOL, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22871	02-0447481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8A Industrial Way Salem, NH		03079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 898-8900

ITEM 12.               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 20, Omtool, Ltd. announced its financial results for the three months ended March 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the ”Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.

Date: April 26, 2004	By:	/s/ Daniel A. Coccoluto
Daniel A. Coccoluto
Chief Financial Officer (Acting), Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated April 20, 2004